EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teliphone Corp., (the “Company”) on Form 10-K for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Metrakos, , certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TELIPHONE CORP.

By: /s/ George Metrakos
George Metrakos
Chief Executive Officer
December 23, 2009